SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2021

MERIDIAN BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36573	46-5396964
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

67 Prospect Street, Peabody, Massachusetts	01960
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 567-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	EBSB	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 3, 2021, East Boston Savings Bank (the “Bank”), a subsidiary of Meridian Bancorp, Inc. (the “Company”), entered into a change in control agreement (the “Agreement”) with Kenneth R. Fisher, Executive Vice President, Treasurer and Chief Financial Officer of the Company and the Bank (the “Executive”).

The Agreement has an initial term of twenty-four months and renews daily unless written notice of non-renewal is provided to the executive.  The Agreement provides that upon the occurrence of a “change in control” (as defined in the Agreement) followed by the Executive’s involuntary termination of employment without “cause” (as defined in the Agreement)  or the Executive’s voluntary termination of employment for “good reason” (as defined in the Agreement), the Bank will pay the Executive a lump sum amount equal to the sum of two times the Executive’s base salary and the highest cash incentive compensation earned by the Executive in any one of the three calendar years immediately preceding the year of termination of employment and the Bank will provide the Executive with continued medical and dental insurance coverage for two years, with the Executive paying his share of employee premiums.

The foregoing description of the Agreement does not purport to be complete and it is qualified in its entirety by reference to a copy of the Agreement that is included as Exhibit 10.1 of this Current Report, and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No. Exhibit

Exhibit 10.1	Change in Control Agreement between East Boston Savings Bank and Kenneth R. Fisher, dated February 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN BANCORP, INC.

DATE: February 3, 2021	By:	/s/ Richard J. Gavegnano
Richard J. Gavegnano
Chairman, President and Chief Executive Officer